SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2004

                             VISUAL DATA CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

       000-22849                                          65-0420146
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

                 1291 SW 29 Avenue, Pompano Beach, Florida 33069
                   (Address of executive offices and Zip Code)

                                  (954)917-6655
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                             ---------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On December 15, 2004 Mr. Robert E. Tomlinson was appointed Visual Data Corporation's Chief Financial Officer. Mr. Tomlinson joined the company as its Vice President-Finance in September 2004. Mr. Tomlinson started his financial and accounting career in 1977 with the international accounting firm of Price Waterhouse. In 1982 he left that firm to join Embraer, an international aircraft manufacturing and support firm, at their U.S. subsidiary in Fort Lauderdale, Florida, where he managed all financial functions and eventually was named Senior Vice President-Finance and a member of the U.S. firm's Board of Directors. Mr. Tomlinson left Embraer in 1994 and joined staffing and human resource firm OutSource International, serving as its Chief Financial Officer and helping to take the company public in 1997. Mr. Tomlinson's areas of responsibility at OutSource International included corporate accounting, treasury and risk management. From when he left OutSource International in February 2000 until 2002 he worked as an independent certified public accountant, focusing on accounting and tax services to corporations. From 2002 until joining Visual Data, Mr. Tomlinson served as CFO for Total Travel and Tickets, a Fort Lauderdale based ticket broker. Mr. Tomlinson has held an active Certified Public Accountant license since 1978.

Item 8.01 Other Events

      On December 15, 2004 Visual Data Corporation held its 2004 annual meeting of shareholders at which all matters submitted to a vote of the company's shareholders as described in the proxy statement filed with the SEC on November 12, 2004, including the approval of the issuance of the shares in the merger with Onstream Media Corporation, were approved. The closing of the merger with Onstream Media Corporation is subject to a number of conditions, including the closing of the $6.5 million in financing which was also approved at the 2004 annual meeting. It is anticipated that both the financing transaction and the merger will close prior to December 31, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISUAL DATA CORPORATION


                                       By: /s/ Randy S. Selman
                                          --------------------------------------
December 20, 2004                         Randy S. Selman, CEO